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Exhibit 10.1

                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT

      This Amendment No. 1 (this "Amendment") to the Asset Purchase Agreement (as defined below), dated November 17, 2009, is entered into by and among Ivivi Technologies, Inc., (the "Company"), Ivivi Technologies, LLC (the "Buyer") and Ajax Capital LLC ("Ajax"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.

      WHEREAS, the Company, the Buyer and Ajax have entered into that certain Asset Purchase Agreement, dated September 24, 2009 (the "Asset Purchase Agreement"), pursuant to which, at the Closing, and subject to the terms and conditions of the Asset Purchase Agreement, the Company agreed to sell to the Buyer the Acquired Assets and the Buyer agreed to purchase from the Company the Acquired Assets for an amount equal to the Purchase Price and the assumption of the Assumed Liabilities;

      WHEREAS, in light of the current financial condition of the Company, prior to the Closing, the Company is seeking to borrow from the Buyer from time to time certain advances, which shall be deemed advanced payments of the Purchase Price payable to the Company at the Closing pursuant to the Asset Purchase Agreement;

      WHEREAS, the Company and the Buyer wish and agree to amend the Asset Purchase Agreement as contemplated by the terms and subject to the conditions of this Amendment.

      NOW, THEREFORE, in consideration of the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendment to Section 2.1 (Payment of Purchase Price) of the Asset Purchase Agreement. Each of the Company, the Buyer and Ajax hereby agrees to amend and supplement Section 2.1 of the Asset Purchase Agreement by deleting it in its entirety and adding the following instead:

      "SECTION 2.1. PAYMENT OF PURCHASE PRICE.

      (A) SUBJECT TO THAT CERTAIN CLOSING AGREEMENT, OF EVEN DATE HEREWITH, BY AND AMONG THE COMPANY, THE BUYER, STEVEN M. GLUCKSTERN ("SMG"), KATHRYN CLUBB ("CLUBB"), EMIGRANT AND EMIGRANT MORTGAGE COMPANY, INC. ("EMC") (THE "CLOSING AGREEMENT"), AT THE CLOSING, UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, THE BUYER SHALL PAY THE COMPANY, BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS, AN AGGREGATE AMOUNT EQUAL TO THE SUM OF (I) THE AMOUNT NECESSARY TO PAY IN FULL THE PRINCIPAL OF, AND ACCRUED INTEREST ON, THE COMPANY'S INDEBTEDNESS OWED TO EMIGRANT PLUS (II) $475,000 MINUS
            (III) THE AGGREGATE AMOUNT OF ALL ADVANCED PAYMENTS (AS DEFINED BELOW), IF ANY; PROVIDED, HOWEVER, THAT THE SUM OF THE AMOUNTS SPECIFIED IN CLAUSES (I) AND (II) SHALL IN NO EVENT EXCEED THREE MILLION ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($3,150,000) (THE "PURCHASE PRICE").

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      (B)   THE BUYER AGREES TO MAKE AVAILABLE TO THE COMPANY, FROM TIME TO TIME
            DURING THE PERIOD BEGINNING ON NOVEMBER 17, 2009 AND ENDING ON THE EARLIER OF (I) THE TERMINATION OF THIS AGREEMENT (A "PRE-CLOSING TERMINATION") AND (II) THE CLOSING, AT THE COMPANY'S REQUEST, CASH ADVANCES IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED THREE
            HUNDRED THOUSAND DOLLARS ($300,000) (EACH AN "ADVANCED PAYMENT"). IN THE EVENT A PRE-CLOSING TERMINATION OCCURS, ANY AND ALL OF THE OUTSTANDING ADVANCED PAYMENTS (TOGETHER WITH ACCRUED INTEREST THEREON) SHALL BECOME DUE IMMEDIATELY, AND, SUBJECT TO THE SUBORDINATION AGREEMENT (AS DEFINED BELOW) SHALL BE REPAID BY THE COMPANY AS SOON AS PRACTICABLE FOLLOWING THE OCCURRENCE OF SUCH PRE-CLOSING TERMINATION. EACH ADVANCED PAYMENT SHALL ACCRUE INTEREST AT THE RATE OF 8% PER ANNUM FROM, AND INCLUDING, THE DATE MADE TO, BUT EXCLUDING, THE DATE ON WHICH SUCH PRE-CLOSING TERMINATION OCCURS (SUCH INTEREST TO BE PAID ON THE DATE OF REPAYMENT OF THE ADVANCED PAYMENTS). ANY ADVANCED PAYMENT NOT REPAID WHEN DUE SHALL ACCRUE INTEREST AT THE RATE OF 12% PER ANNUM FOR EACH DAY FROM THE DATE ON WHICH A PRE-CLOSING TERMINATION OCCURS UNTIL REPAID (SUCH INTEREST
            TO BE PAID ON THE DATE OF REPAYMENT OF THE ADVANCED PAYMENTS). IN
            THE EVENT THE CLOSING OCCURS, ALL OF THE ADVANCED PAYMENTS
            (EXCLUDING ACCRUED INTEREST) SHALL BE CREDITED, UPON CONSUMMATION OF THE CLOSING, TOWARDS THE PURCHASE PRICE AS SET FORTH ABOVE AND THE ADVANCED PAYMENTS SHALL BE DEEMED FULLY PAID AND NO INTEREST SHALL
            BE DUE AND PAYABLE BY THE COMPANY. ALL INDEBTEDNESS OF THE COMPANY PURSUANT TO THE ADVANCED PAYMENTS SHALL BE UNSECURED AND SHALL BE SUBORDINATED IN RIGHT OF PAYMENT TO ALL INDEBTEDNESS FOR BORROWED MONEY OF THE COMPANY TO EMIGRANT AS CONTEMPLATED BY THAT CERTAIN SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH AMONG THE COMPANY, EMIGRANT AND THE BUYER (THE "SUBORDINATION AGREEMENT").

      (C) EACH REQUEST BY THE COMPANY FOR AN ADVANCED PAYMENT SHALL BE IN INCREMENTS OF TWENTY FIVE THOUSAND DOLLARS ($25,000) AND SHALL BE MADE BY DELIVERY OF A WRITTEN NOTICE TO THE BUYER (A "PAYMENT REQUEST") NOT LATER THAN 11:00 A.M., NEW YORK CITY TIME, TWO (2) BUSINESS DAYS PRIOR THE DATE OF THE PROPOSED ADVANCED PAYMENT. EACH PAYMENT REQUEST SHALL BE IRREVOCABLE AND SHALL CONTAIN THE
            FOLLOWING:

      I.    THE AMOUNT OF SUCH ADVANCED PAYMENT;

      II. THE DATE OF THE PROPOSED ADVANCED PAYMENT (WHICH SHALL BE A BUSINESS DAY NO LESS THAN TWO (2) BUSINESS DAYS AFTER THE DATE THE PAYMENT REQUEST IS RECEIVED BY THE BUYER; AND

      III.  THE COMPANY'S WIRE INSTRUCTIONS."

      2. Amendment to Article IV (Covenants and Agreements) of the Asset Purchase Agreement. Each of the Company and the Buyer agrees to amend and supplement Article VI of the Asset Purchase Agreement by adding the following at the end of Article VI:

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      "SECTION 6.16. USE OF PROCEED OF ADVANCED PAYMENTS. THE COMPANY AGREES TO
      USE THE PROCEEDS OF ANY ADVANCED PAYMENT RECEIVED FROM THE BUYER SOLELY FOR THE PURPOSE OF CONDUCTING ITS BUSINESS IN THE ORDINARY COURSE (AFTER TAKING INTO CONSIDERATION THE CURRENT FINANCIAL CONDITION OF THE COMPANY) IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

      SECTION 6.17. PAYMENT OF PATENT APPLICATION FEES AND EXPENSES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY:

      (A) THE COMPANY COVENANTS AND AGREES TO PAY, NO LATER THAN NOVEMBER 24, 2009, ANY AND ALL FEES AND EXPENSES, DUE AS OF SUCH DATE, ASSOCIATED WITH THOSE CERTAIN PATENT APPLICATIONS RELATED TO CAPSULAR CONTRACTION, RESPIRATORY, INTEGRATED COIL AND INDUCTION COIL (THE "PENDING PATENTS") (INCLUDING, WITHOUT LIMITATION, FEES AND EXPENSES FOR SERVICES RENDERED TO THE COMPANY BY SCHLICH & CO. IN CONNECTION WITH THE PENDING PATENTS); PROVIDED, HOWEVER, THAT THE COMPANY'S LIABILITY UNDER THIS SECTION 6.17(A) SHALL NOT EXCEED AN AGGREGATE AMOUNT OF TWELVE THOUSAND TWO HUNDRED FIFTY DOLLARS ($12,250); AND

      (B)   FOLLOWING SATISFACTION OF THE COMPANY'S PAYMENT OBLIGATIONS UNDER
            SECTION 6.17(A) ABOVE, THE BUYER COVENANTS AND AGREES TO PAY, WHEN DUE, ANY AND ALL OTHER FEES AND EXPENSES RELATED TO THE PENDING PATENT; PROVIDED, HOWEVER, THAT THE BUYER'S LIABILITY UNDER THIS
            SECTION 6.17(A) SHALL NOT EXCEED AN AGGREGATE AMOUNT OF TWELVE THOUSAND TWO HUNDRED FIFTY DOLLARS ($12,250)."

      3. Amendment to Section 10.2 (Expenses) of the Asset Purchase Agreement. Each of the Company and the Buyer agrees to amend and supplement
Section 10.2 of the Asset Purchase Agreement by deleting it in its entirety and adding the following instead:

      "SECTION 10.2. EXPENSES. WHETHER OR NOT THE TRANSACTION IS CONSUMMATED, ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE TRANSACTION, THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE PAID BY THE PARTY INCURRING OR REQUIRED TO INCUR SUCH EXPENSES, EXCEPT EXPENSES INCURRED IN CONNECTION WITH THE PRINTING, FILING AND MAILING OF THE PROXY STATEMENT (INCLUDING APPLICABLE SEC FILING FEES) SHALL BE BORNE ONE-HALF BY THE COMPANY AND ONE-HALF BY THE BUYER; PROVIDED, HOWEVER, THAT THE COMPANY AGREES TO REIMBURSE THE BUYER AND AJAX FOR ALL COSTS AND EXPENSES (INCLUDING LEGAL FEES AND EXPENSES) INCURRED OR REQUIRED TO BE INCURRED BY THE BUYER AND AJAX AS CONTEMPLATED BY THIS SECTION 10.2, BUT IN NO EVENT SHALL THE COMPANY BE OBLIGATED TO PAY THE BUYER AND AJAX MORE THAN AN AGGREGATE AMOUNT EQUAL TO 50% OF THE AGGREGATE ADVANCED PAYMENTS RECEIVED BY THE COMPANY PURSUANT TO SECTION 2.1 OF THIS AGREEMENT, LESS ANY INTEREST PAYMENT PAID TO THE BUYER AND/OR AJAX, IF ANY; FURTHER, PROVIDED, THAT ALL COSTS AND EXPENSES (INCLUDING LEGAL FEES AND EXPENSES) INCURRED BY THE BUYER AND AJAX IN CONNECTION WITH AMENDMENT NO. 1 TO THIS AGREEMENT UP TO $20,000 SHALL BE PAID OR REIMBURSED BY THE COMPANY. NOTWITHSTANDING THE FOREGOING, THE BUYER AND AJAX UNDERSTAND AND AGREE THAT ANY AMOUNTS DUE FROM THE COMPANY PURSUANT TO THIS SECTION 10.2 SHALL RANK PARI-PASSU WITH OTHER TRADE PAYABLES OF THE COMPANY AND SHALL BE PAID AT SUCH TIME AS OTHER CREDITORS OF THE COMPANY ARE PAID IN THE ORDINARY COURSE. "

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      4.    Effect on the Asset Purchase Agreement. Except as explicitly set forth in this Amendment, all the terms and conditions of the Asset Purchase Agreement shall continue to be in full force and effect thereafter as if this Amendment had never been entered into.

      5. Governing Law. This Amendment shall be governed by the laws of the state of New York without giving effect to the principles of conflicts of laws thereof.

      6. Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or electronic mail), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      7. WAIVER OF JURY TRAIL; SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO AGREES, AFTER CONSULTATION WITH COUNSEL, TO WAIVE ANY RIGHTS TO A JURY TRIAL TO RESOLVE ANY DISPUTES OR CLAIMS RELATING TO THIS AMENDMENT. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OR NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN IN ANY ACTION TO ENFORCE, INTERPRET OR CONSTRUE ANY PROVISION OF THIS AMENDMENT.



                               [SIGNATURES FOLLOW]


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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                        IVIVI TECHNOLOGIES, INC.


                                        By: /s/ Andre' DiMino
                                           -------------------------------
                                        Name: Andre' DiMino
                                        Title: Executive Vice President


                                        IVIVI TECHNOLOGIES, LLC


                                        By: /s/  Steven M. Gluckstern
                                           -------------------------------
                                        Name: Steven M. Gluckstern
                                        Title: Managing Member


                                        AJAX CAPITAL LLC


                                        By: /s/  Steven M. Gluckstern
                                           -------------------------------
                                        Name: Steven M. Gluckstern
                                        Title: Managing Member



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